Exhibit 10.26

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED
AND NOTED WITH “****”.
AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE
COMMISSION.

AMENDMENT NO. 1 TO AMENDED AND RESTATED SUPPLY AGREEMENT
(Thallium and Generators)

This Amendment No. 1 (the “Amendment”) to the Amended and Restated Supply Agreement (Thallium and Generators) by and between Lantheus Medical Imaging, Inc, (“Supplier”) and Cardinal Health 414, LLC (“Cardinal”) effective as of October 1, 2004 (the “Agreement”) is made by and between Supplier and Cardinal as of this 29th day of December 2009 (“Amendment Date”),

WHEREAS, Cardinal and Supplier have determined that in light of the evolution of the global molybdenum supply chain, the Agreement should be modified as set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions.  Terms defined in the Agreement and not otherwise defined in this Amendment are used herein with the meanings ascribed to them in the Agreement.

2.                                       Settlement of ****.  Cardinal Health agrees to pay invoice number RA 63249647 in the amount of $**** in full settlement of all claims arising under invoice number RA 63218355 in the amount of $****, which was previously issued by Supplier for a **** or ****.

3.                                       Amendment to Exhibit B.  In consideration of the payment described in Section 2 above, the Agreement is amended, as follows:

(a)                             The following paragraph of Exhibit B to the Agreement is hereby deleted in its entirety as of the Amendment Date:

“Supplier shall be entitled to increase the Generator Purchase Prices to reflect any material change in costs of molybdenum. A change in such costs shall be considered material if the increase in the cost of molybdenum over any **** (****) day period (a “Moly Cost Increase Period”) is more than **** percent (****%). In the event of such a material increase, Supplier shall be entitled to increase the Generator Purchase Prices to reflect the incremental increase in such costs over **** percent (****%), provided that Supplier provides Cardinal **** (****) days’ written notice and reasonable documentation supporting such change in costs, which **** (****) day notice period can run simultaneously with the Moly Cost Increase Period.”

(b)                            The following paragraph is hereby added as the last paragraph of Exhibit B as of the Amendment Date:

“Supplier shall be entitled to increase the Generator Purchase Prices to reflect any material change in costs of molybdenum. A change in such costs shall be considered material if the increase in the cost of molybdenum incurred by Supplier over not less than a **** (****) day period (a “Moly Cost Increase Period”) is more than **** percent (****%). In the event of such a material increase, Supplier shall be entitled to increase the Generator Purchase Prices to reflect the incremental increase in such costs over **** percent (****%), provided that prior to such price increase Supplier provides Cardinal

**** (****) days’ prior written and reasonable documentation (such as a certificate of an officer as to the increase and a reasonable proof-source letter) supporting such change in costs, which **** (****) day notice period can run simultaneously with the Moly Cost Increase Period.”

4.                                       No Further Changes.  Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified, including, without limitation, other provisions of Exhibit B thereto. All amendments in Section 2 of this Amendment shall be deemed made as of the Amendment Date, and the Agreement shall not be deemed to have been modified until the Amendment Date.

5.                                       General.  This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an Original but all of which when taken together shall constitute one and the same agreement. Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery will have the same effect as the delivery of the paper document bearing the actual handwritten signatures. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof, Supplier and Cardinal understand and agree that each and every term and condition of this Amendment, have or has been mutually negotiated, prepared and drafted, and in connection with the interpretation or construction of such term or condition or this Amendment, no consideration will be given to the issue of which of Supplier or Cardinal prepared, drafted or requested any term or condition of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Date.

Signed for and on behalf of Cardinal Health 414, LLC

Signature:	/s/ John C. Rademacher

By:	John C. Rademacher

Title:	President

Signed for and on behalf of Lantheus Medical Imaging, Inc.

Signature:	/s/ Michael P. Duffy

By:	Michael P. Duffy

Title:	Secretary